UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08238

Morgan Stanley India Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1 - Report to Shareholders

Morgan Stanley India Investment Fund, Inc.

Directors

M.J. Marcel Vivian
Descroizilles

Joseph J. Kearns

Ravindranath Santosh
Kumar Hazareesing

Mamode Izam Nathadkhan

Fergus Reid

Officers

John H. Gernon

President and Principal
Executive Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2014 Morgan Stanley.

CEIIFANN
810566 EXP 2.28.15

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley

India Investment Fund, Inc.
NYSE: IIF

Annual Report

December 31, 2013

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	20
Portfolio Management	21
Investment Policy	22
Dividend Reinvestment and Cash Purchase Plan	24
U.S. Privacy Policy	25
Director and Officer Information	29

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Letter to Stockholders (unaudited)

Performance

For the year ended December 31, 2013, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had total returns of -3.42%, based on net asset value, and -5.67% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) India Index (the "Index")*, which returned -3.83%. On December 31, 2013, the closing price of the Fund's shares on the New York Stock Exchange was $17.48, representing a 13.0% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  2013 was an eventful year for the Indian equity markets, with the fear of the U.S. tapering its quantitative easing program increasing volatility in the currency and the equity markets. In August 2013, the currency had depreciated more than 25% for the year-to-date period at the time. To fight the currency weakness, the Reserve Bank of India had to tighten domestic liquidity. This led the market to decline 3.83% for the year ended December 31, 2013, as measured by the Index.

•  Overall, both sector allocation and stock selection contributed to the Fund's performance relative to the Index during the period.

•  From a top-down angle, the Fund's underweight exposure to the financials, energy and utilities sectors, and overweight exposure to the information technology, telecommunications and health care sectors were positive contributors. However, this was partially offset by the negative effect of the Fund's underweight exposure to the consumer staples sector.

•  At the stock level, positions in financials, information technology, consumer discretionary and industrial stocks boosted performance. However, exposure to consumer staples and health care stocks hurt performance over this period.

Management Strategies

•  We believe Indian equities are likely to continue to experience heightened volatility levels in 2014, but some macro-economic factors, both domestic and global, appear to be slowly turning in favor of equities.

•  The significant improvement in India's current account deficit and the large FCNR (foreign currency non-resident) deposit raising by the Reserve Bank of India in the last few months could ensure that the rupee is well placed to withstand any global liquidity crunch.

•  Another major event is the upcoming general elections in the second quarter of 2014. Historically, in emerging market countries including India, leadership changes have been a significant catalyst in equity market performance.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Letter to Stockholders (unaudited) (cont'd)

•  As of the close of the period, the Fund had overweight exposures to industrials, financials and consumer discretionary, and underweights to consumer staples, utilities, energy, and information technology.

Sincerely,

John H. Gernon
President and Principal Executive Officer  January 2014

*The Morgan Stanley Capital International (MSCI) India Index is a free-float adjusted market capitalization weighted index that is designed to measure the performance of the large and mid cap segments of the Indian market. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (98.5%)
Auto Components (2.4%)
Motherson Sumi Systems Ltd.	2,628,678	$7,756
Automobiles (0.6%)
Tata Motors Ltd., Class A	631,754	1,967
Chemicals (1.7%)
Asian Paints Ltd.	683,723	5,416
Commercial Banks (18.8%)
Axis Bank Ltd.	253,000	5,316
HDFC Bank Ltd.	2,270,845	24,936
ICICI Bank Ltd.	749,623	13,316
IndusInd Bank Ltd.	1,762,791	11,989
ING Vysya Bank Ltd.	481,960	4,800
		60,357
Construction & Engineering (4.3%)
Gammon India Ltd. (a)	2,545,382	576
Larsen & Toubro Ltd.	763,350	13,208
		13,784
Construction Materials (4.8%)
Shree Cement Ltd.	103,474	7,264
The Ramco Cements Ltd.	1,100,579	3,408
Ultratech Cement Ltd.	161,490	4,606
		15,278
Consumer Finance (5.8%)
Cholamandalam Investment and Finance Co., Ltd.	380,301	1,502
Mahindra & Mahindra Financial Services Ltd.	1,904,835	9,875
SKS Microfinance Ltd. (a)	2,394,300	7,339
		18,716
Food Products (0.9%)
McLeod Russel India Ltd.	577,397	3,002
Household Products (1.3%)
Jyothy Laboratories Ltd.	1,418,342	4,351
Independent Power Producers & Energy Traders (0.5%)
Jaiprakash Power Ventures Ltd. (a)	5,132,136	1,568
Information Technology Services (16.9%)
Cognizant Technology Solutions Corp., Class A (a)	132,800	13,410
HCL Technologies Ltd.	476,629	9,729
Infosys Ltd.	292,181	16,465
	Shares	Value (000)
Infosys Technologies Ltd. (a)(b)(c)	6,400	$180
Tata Consultancy Services Ltd.	411,359	14,445
		54,229
Internet Software & Services (2.0%)
Just Dial Ltd. (a)	278,416	6,490
Machinery (4.9%)
Cummins India Ltd.	412,041	3,192
Eicher Motors Ltd.	154,216	12,405
		15,597
Media (3.8%)
Hathway Cable & Datacom Ltd. (a)	394,700	1,811
Sun TV Network Ltd.	800,929	4,924
Zee Entertainment Enterprises Ltd.	1,240,633	5,548
		12,283
Metals & Mining (1.0%)
Hindustan Zinc Ltd.	1,570,989	3,365
Oil, Gas & Consumable Fuels (9.0%)
Bharat Petroleum Corp., Ltd.	1,282,599	7,214
Essar Oil Ltd. (a)	2,264,183	1,993
Reliance Industries Ltd.	1,370,102	19,829
		29,036
Pharmaceuticals (6.9%)
Glenmark Pharmaceuticals Ltd.	1,093,314	9,436
Lupin Ltd.	292,670	4,533
Sun Pharmaceutical Industries Ltd.	880,771	8,080
		22,049
Real Estate Management & Development (2.7%)
Oberoi Realty Ltd.	1,442,457	5,459
Prestige Estates Projects Ltd.	1,171,531	3,077
		8,536
Software (1.9%)
KPIT Technologies Ltd.	2,216,101	6,141
Textiles, Apparel & Luxury Goods (2.1%)
Bata India Ltd.	389,780	6,640
Tobacco (4.4%)
ITC Ltd.	2,000,794	10,411
VST Industries Ltd.	128,312	3,605
		14,016
Wireless Telecommunication Services (1.8%)
Idea Cellular Ltd.	2,179,941	5,882
TOTAL COMMON STOCKS (Cost $260,625)		316,459

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Portfolio of Investments (cont'd)

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $1,904)	1,904,468	$1,904
TOTAL INVESTMENTS (99.1%) (Cost $262,529)		318,363
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)		2,776
NET ASSETS (100.0%)		$321,139

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2013.

(c)  At December 31, 2013, the Fund held a fair valued security valued at approximately $180,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	42.1%
Commercial Banks	19.0
Information Technology Services	17.0
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	6.9
Consumer Finance	5.9
Total Investments	100.0%

* Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Financial Statements

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $260,625)	$316,459
Investment in Security of Affiliated Issuer, at Value (Cost $1,904)	1,904
Total Investments in Securities, at Value (Cost $262,529)	318,363
Foreign Currency, at Value (Cost $3,543)	3,530
Dividends Receivable	150
Receivable from Affiliate	— @
Other Assets	57
Total Assets	322,100
Liabilities:
Repurchase of Shares	413
Payable for Advisory Fees	292
Payable for Directors' Fees and Expenses	82
Payable for Tender Offer Fees	77
Payable for Custodian Fees	51
Payable for Administration Fees	14
Payable for Professional Fees	4
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	26
Total Liabilities	961
Net Assets
Applicable to 15,989,210 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$321,139
Net Asset Value Per Share	$20.08
Net Assets Consist of:
Common Stock	$160
Paid-in-Capital	335,369
Accumulated Net Investment Loss	(343)
Accumulated Net Realized Loss	(69,405)
Unrealized Appreciation (Depreciation) on:
Investments	55,425
Foreign Currency Translations	(67)
Net Assets	$321,139

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$3,680
Dividends from Security of Affiliated Issuer (Note F)	2
Total Investment Income	3,682
Expenses:
Advisory Fees (Note B)	3,816
Custodian Fees (Note D)	359
Administration Fees (Note C)	315
Professional Fees	242
Directors' Fees and Expenses	158
Tender Offer Fees	116
Stockholder Reporting Expenses	59
Stockholder Servicing Agent Fees	8
Other Expenses	48
Total Expenses	5,121
Waiver of Administration Fees (Note C)	(169)
Rebate from Morgan Stanley Affiliate (Note F)	(3)
Net Expenses	4,949
Net Investment Loss	(1,267)
Realized Loss:
Investments Sold	(738)
Foreign Currency Transactions	(2,112)
Net Realized Loss	(2,850)
Change in Unrealized Appreciation (Depreciation):
Investments	(14,334)
Foreign Currency Translations	(44)
Net Change in Unrealized Appreciation (Depreciation)	(14,378)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(17,228)
Net Decrease in Net Assets Resulting from Operations	$(18,495)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,267)	$(247)
Net Realized Loss	(2,850)	(31,807)
Net Change in Unrealized Appreciation (Depreciation)	(14,378)	131,574
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,495)	99,520
Capital Share Transactions:
Repurchase of Shares (844,892 and 363,688 shares)	(13,817)	(6,043)
Common Stock Redeemed through Tender Offers (1,783,471 and 3,349,634 shares)	(33,618)	(56,374)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(47,435)	(62,417)
Total Increase (Decrease)	(65,930)	37,103
Net Assets:
Beginning of Period	387,069	349,966
End of Period (Including Accumulated Net Investment Loss of $(343) and $(107))	$321,139	$387,069

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.79	$15.67	$27.46	$23.74	$13.08
Net Investment Loss†	(0.07)	(0.01)	(0.06)	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss)	(0.78)	5.04	(10.55)	6.22	10.90
Total from Investment Operations	(0.85)	5.03	(10.61)	6.19	10.86
Distributions from and/or in excess of:
Net Realized Gain	—	—	(1.18)	(2.47)	—
Total Distributions	—	—	(1.18)	(2.47)	—
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—	—	—	—	(0.20)
Anti-Dilutive Effect of Share Repurchase Program	0.11	0.04	—	—	—
Anti-Dilutive Effect of Tender Offer	0.03	0.05	—	—	—
Net Asset Value, End of Period	$20.08	$20.79	$15.67	$27.46	$23.74
Per Share Market Value, End of Period	$17.48	$18.53	$14.01	$25.65	$22.61
TOTAL INVESTMENT RETURN:
Market Value	(5.67)%	32.26%	(42.46)%	24.79%	80.88%
Net Asset Value(1)	(3.42)%	32.67%	(39.88)%	27.23%	81.50%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$321,139	$387,069	$349,966	$613,141	$530,115
Ratio of Expenses to Average Net Assets(2)	1.43%+	1.40%+	1.38%+	1.33%+	1.42	%+
Ratio of Net Investment Loss to Average Net Assets(2)	(0.37)%+	(0.07)%+	(0.28)%+	(0.12)%+	(0.21	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	46%	69%	45%	66%	91%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.48%	1.45%	1.43%	1.37%+	1.47	%+
Ratio of Net Investment Loss to Average Net Assets	(0.42)%	(0.12)%	(0.33)%	(0.16)%+	(0.26	)%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements

The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), and sub-adviser, Morgan Stanley Investment Management Company (the "Sub-Adviser"), seek long-term capital appreciation through investments primarily in equity securities of Indian Issuers.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the

"Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of December 31, 2013.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$7,756	$—	$—	$7,756
Automobiles	1,967	—	—	1,967
Chemicals	5,416	—	—	5,416
Commercial Banks	30,621	29,736	—	60,357
Construction & Engineering	13,784	—	—	13,784
Construction Materials	15,278	—	—	15,278
Consumer Finance	18,716	—	—	18,716
Food Products	3,002	—	—	3,002
Household Products	4,351	—	—	4,351
Independent Power Producers & Energy Traders	1,568	—	—	1,568
Information Technology Services	54,049	—	180	54,229
Internet Software & Services	6,490	—	—	6,490
Machinery	15,597	—	—	15,597
Media	12,283	—	—	12,283
Metals & Mining	3,365	—	—	3,365
Oil, Gas & Consumable Fuels	29,036	—	—	29,036
Pharmaceuticals	17,516	4,533	—	22,049
Real Estate Management & Development	8,536	—	—	8,536
Software	6,141	—	—	6,141
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$6,640	$—	$—	$6,640
Tobacco	14,016	—	—	14,016
Wireless Telecommunication Services	5,882	—	—	5,882
Total Common Stocks	282,010	34,269	180	316,459
Short-Term Investment Investment Company	1,904	—	—	1,904
Total Assets	$283,914	$34,269	$180	$318,363

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $204,844,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

  Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

Common Stocks (000)
Beginning Balance	$1,783
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate action	(2,006)
Change in unrealized appreciation/depreciation	403
Realized gains (losses)	—
Ending Balance	$180
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2013	$403

  The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Information Technology Services
Common Stock	$180	Market Transaction	Discount for Lack of Marketability	—	50.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis, if any.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.10% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the year ended December 31, 2013, approximately $169,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Cim Fund Services Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Cim Fund Services Ltd. is paid a fee of $18,000 per annum plus reimbursement for certain out-of-pocket expenses.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

Effective October 1, 2004 there is no capital gains tax in India for long-term investments in specified securities executed on a recognized stock exchange on which securities transaction tax is paid. The current rate of capital gains tax for short-term investments is 16.223% for transactions conducted through a recognized stock exchange and on which securities transaction tax is paid. The Fund invests in India through a registered branch office established in Mauritius. Further, the Fund's central management and control is in Mauritius and it obtains a tax residency certificate from the Mauritian authorities and thus claims the benefits under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the Treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities. The dividend income from Indian companies are exempt from Indian income tax.

The Fund currently is subject to and accrues Indian tax on interest earned on Indian securities at 21.63%. The Treaty benefits accorded to foreign investors were challenged by a nongovernmental organization and the matter was litigated before India's Supreme Court (the highest court in India). In October 2003, India's Supreme Court upheld the validity of Treaty benefits accorded to foreign investors on the basis of a certificate of residence issued by Mauritian authorities (such as the one obtained by the Fund).

The Indian Finance Minister ("FM") announced the introduction of a General Anti Avoidance Rule ("GAAR") in the Indian tax law in the final 2012/2013 Indian Budget. Subsequent to the announcement of the Budget, comments were submitted to the FM regarding the GAAR. In response to these comments, on May 7, 2012 the FM announced that the GAAR will be effective as of April 1, 2013, which is a delay of one year from what had been proposed. Furthermore, a committee was formed that is expected to issue rules and guidelines governing the implementation of the GAAR. The Committee submitted its report on September 30, 2012. As per the press statement issued, dated January 14, 2013, the Government has accepted, with some modification, the major recommendations of the Committee, and it is proposed that implementation of the GAAR will be deferred to the financial year commencing from April 1, 2015. At this time we cannot assess whether the Fund will fall within the scope of the GAAR and, if the GAAR is applicable to the Fund, how it will impact the Fund.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the fiscal years ended 2013 and 2012.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,031	$2,112	$(3,143)

At December 31, 2013, the Fund had no distributable earnings on a tax basis.

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $267,781,000. The aggregate gross unrealized appreciation is approximately $75,538,000 and the aggregate gross unrealized depreciation is approximately $24,956,000 resulting in net unrealized appreciation of approximately $50,582,000.

At December 31, 2013, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $35,913,000 and $28,239,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2013, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $6,024,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2013, the Fund deferred to

January 1, 2014 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$237	—

F.  Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $152,096,000 and $193,514,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$3,790	$52,957	$54,843	$2	$1,904

During the year ended December 31, 2013, the Fund incurred approximately $73,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Adviser and Administrator, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

G.  Other: Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the year ended December 31, 2013, the Fund repurchased 844,892 of its shares at an average discount of 12.68% from NAV. Since the inception of the program, the Fund has repurchased 10,150,462 of its shares at an average discount of 24.87% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 13, 2012 the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 15% of the Fund's outstanding shares at a price equal to 98.5% of the Fund's NAV as of the close of regular trading on the NYSE on the business day immediately following the day the offer expires. On July 10, 2012, the Fund completed the tender offer. The Fund accepted 3,349,634 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on July 18, 2012 at $16.83 per share, representing 98.5% of the NAV on July 11, 2012.

On October 21, 2013 the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 10% of the Fund's outstanding shares at a price equal to 98.5% of the Fund's NAV as of the close of regular trading on the NYSE on the business day immediately following the day the offer expires. On November 18, 2013, the Fund completed the tender offer. The Fund accepted 1,783,471 shares for payment which represented 10% of the Fund's then outstanding shares. Final payment was made on November 26, 2013 at $18.85 per share, representing 98.5% of the NAV on November 19, 2013.

H.  Results of Annual Meeting of Stockholders (unaudited): On June 24, 2013, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Arthur Lev	9,281,985	5,073,181
Fergus Reid	9,272,127	5,083,039

I.  Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley India Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley India Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley India Investment Fund, Inc. at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's Portfolio are Ashutosh Sinha, a Managing Director of the Sub-Adviser, and Ruchir Sharma, a Managing Director of the Adviser.

Mr. Sinha has been most recently associated with the Sub-Adviser in an investment management capacity since March 2011 and began managing the Fund in May 2012. Mr. Sinha founded and served as the managing partner of Amoeba Capital Partners, Pte (from April 2006 to February 2011). He was previously associated with the Sub-Adviser in an investment management capacity from 1995 to 2006. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in January 2001.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Investment Policy (unaudited)

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by use of currency contracts, the precise matching of currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Investment Policy (unaudited) (cont'd)

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1 (800) 231-2608

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

U.S. Privacy Policy (unaudited) (cont'd)

you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Directors***
M.J. Marcel Vivian Descroizilles (65) c/o Cim Fund Services, Ltd. Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director	Since 2006	Business Consultant since 2006; formerly, Managing Director of Société du Port (May-November 2006); Consultant, Total Outre Mer SA Paris (January-May 2006); Managing Director and General Manager of Esso Mauritius Ltd., a wholly-owned affiliate of ExxonMobil Corp. (February 1996–December 2005).	1	Independent director of a number of companies in Mauritius, including publicly quoted Rogers & Co. Ltd. (2006-2012) and Cim Financial Services Ltd. (since 2013).
Joseph J. Kearns (71) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds since (August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Ravindranath Santosh Kumar Hazareesing (64) c/o Cim Fund Services, Ltd. Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director	Since 2003	Self-employed Management Consultant.	1	None.
Mamode Izam Nathadkhan (57) c/o Cim Fund Services, Ltd. Rogers House 5 President John Kennedy St. Port-Louis, Mauritius	Director	Since March 2011	Managing Partner, Nathadkhan Associates (Associated with Jeffreys Henry International) (since 2001); Chairman of Audit Committee and Director of Standard Bank (Mauritius) Ltd (since 2004); Agent of French Companies (since 2006).	1	None.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Funds Complex managed by JP Morgan Investment Management Inc.

Morgan Stanley India Investment Fund, Inc.

December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

(This page has been left blank intentionally.)

Item 2.  Code of Ethics.

(a)                                 The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Trust/Fund’s Code of Ethics is attached hereto as Exhibit  12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$90,628		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$4,366	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$4,366		$7,873,493

Total		$94,994		$7,873,493

2012

	Registrant			Covered Entities(1)
Audit Fees		$106,900		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,380	(3)	$3,789,467	(4)
All Other Fees	$			$723,998	(5)
Total Non-Audit Fees		$3,380		$4,513,465

Total		$110,280		$4,513,465

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley India Investment Fund, Inc.

FUND MANAGEMENT

The Fund is managed by members of the Emerging Markets Equity team.  The team consists of portfolio managers and analysts.  Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Ruchir Sharma, a Managing Director of the Adviser and Ashutosh Sinha, a Managing Director of the Sub-Adviser. Mr. Sharma has been associated with the Adviser in an investment management capacity since October 1996 and joined the team managing the Fund in January 2001. Mr. Sinha has been most recently associated with the Sub-Adviser in an investment management capacity since March 2011 and began managing the Fund in May 2012. Mr. Sinha founded and served as the managing partner of Amoeba Capital Partners, Pte (from April 2006 to February 2011).  He was previously associated with the Sub-Adviser in an investment management capacity from 1995 to 2006.

The composition of the team may change without notice from time to time.

ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2013:

Mr. Sharma managed eight registered investment companies with a total of approximately $2.7 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $4.1 billion in assets; and 15 other accounts with a total of approximately $6.0 billion in assets.  Of these other accounts, three accounts with a total of approximately $2.1 billion in assets had performance-based fees.

Mr. Sinha managed one registered investment company with a total of approximately $316.5 million in assets and four pooled investment vehicles other than registered investment companies with a total of approximately $332.2 million assets.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s  and/or Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation.  Deferred compensation may be granted as deferred cash under the Adviser’s Investment Management Alignment Plan (“IMAP”), as an equity-based award or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Adviser.

Incentive compensation.  In addition to base compensation, portfolio managers may receive discretionary year-end compensation.  Incentive compensation may include:

•                                          Cash Bonus.

•                                          Deferred Compensation:

•A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates.  The award is subject to vesting and other conditions.  Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if any employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•                                          Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                                          The investment performance of the funds/accounts managed by the portfolio manager.

•                                          Contribution to the business objectives of the Adviser and/or Sub-Adviser.

•                                          The dollar amount of assets managed by the portfolio manager.

•                                          Market compensation survey research by independent third parties.

•                                          Other qualitative factors, such as contributions to client objectives.

•                                          Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2013, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2013	48,003
February 2013	59,839
March 2013	84,164
April 2013	56,980
May 2013	34,739
June 2013	87,490
July 2013	108,861		N/A	N/A
August 2013	112,633		N/A	N/A
September 2013	120,865		N/A	N/A
October 2013	69,288		N/A	N/A
November 2013	1,783,471	18.85	N/A	N/A
December 2013	62,030		N/A	N/A
	844,892	12.68

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley India Investment Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2014